Reserves - Summary of Reserves (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Reserves
Share purchase options	$ 23,361	$ 22,907
Restricted share units	8,859	8,006
Long-term investment revaluation reserve, net of tax	(95,723)	(71,004)
Total reserves	$ (63,503)	$ (40,091)